Exhibit 99.2 an S&P 500 company SUPPLEMENTAL OPERATING S&P High Yield & FINANCIAL DATA Dividend Aristocrats® Q2 2018 index member

Table Of Contents Corporate Overview 3 Financial Summary Consolidated Statements Of Income 4 Funds From Operations (FFO) 5 Adjusted Funds From Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Capitalization & Financial Ratios 10 Adjusted EBITDAre & Coverage Ratios 11 Debt Covenants 12 Transaction Summary Investment Summary 13 Disposition Summary 14 Development Pipeline 15 Real Estate Portfolio Summary Tenant Diversification 16 Industry Diversification 17 Geographic Diversification 18 Property Type Composition 19 Same Store Rental Revenue 20 Leasing Data Occupancy 22 Leasing Activity 23 Lease Expirations 24 Earnings Guidance 25 Analyst Coverage 26 This Supplemental Operating & Financial Data should be read in connection with the company's second quarter 2018 earnings press release (included as Exhibit 99.1 of the company's Current Report on Form 8-K, filed on August 1, 2018) as certain disclosures, definitions, and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data. Q2 2018 Supplemental Operating & Financial Data 2

Corporate Overview Corporate Profile Senior Management Realty Income, The Monthly Dividend Company®, is an S&P 500 company John P. Case, Chief Executive Officer dedicated to providing stockholders with dependable monthly dividends Sumit Roy, President and Chief Operating Officer that increase over time. The monthly dividends are supported by the cash flow generated from real estate owned under long-term, net lease Paul M. Meurer, Executive VP, Chief Financial Officer and Treasurer agreements with regional and national commercial tenants. Over the past Michael R. Pfeiffer, Executive VP, General Counsel and Secretary 49 years, Realty Income has been acquiring and managing freestanding Neil M. Abraham, Executive VP, Chief Strategy Officer commercial properties that generate rental revenue under long-term, net Benjamin N. Fox, Executive VP, Portfolio and Asset Management lease agreements. Mark E. Hagan, Executive VP, Chief Investment Officer Portfolio Overview Credit Ratings At June 30, 2018, we owned a diversified portfolio of 5,483 properties Moody’s A3 Stable Outlook located in 49 states and Puerto Rico, with over 92 million square feet of leasable space. Our properties are leased to 257 different commercial Standard & Poor’s BBB+ Positive Outlook tenants doing business in 48 separate industries. Approximately 81% of Fitch BBB+ Stable Outlook our quarterly rental revenues were generated from retail properties, 13% from industrial properties, and the remaining 6% were from other property Dividend Information as of July 2018 types. Our physical occupancy rate as of June 30, 2018 was 98.7%, with a ▪ Current annualized dividend of $2.64 per share weighted average remaining lease term of approximately 9.3 years. ▪ Compound average annual dividend growth rate of approximately 4.7% Common Stock ▪ 577 consecutive monthly dividends declared ▪ 83 consecutive quarterly dividend increases Our Common Stock is traded on the New York Stock Exchange under the symbol "O“. Corporate Headquarters 11995 El Camino Real June 30, 2018 San Diego, California 92130 Closing price $ 53.79 Phone: (858) 284-5000 Shares and units outstanding 290,743,276 Website: www.realtyincome.com Market value of common equity $ 15,639,081,000 Total market capitalization $ 22,199,917,000 Transfer Agent Computershare Phone: (877) 218-2434 Website: www.computershare.com Q2 2018 Supplemental Operating & Financial Data 3

Consolidated Statements Of Income (dollars in thousands, except per share amounts) (unaudited) (unaudited) Three months ended Six months ended June 30, June 30, 2018 2017 2018 2017 REVENUE Rental $ 313,870 $ 288,049 $ 620,418 $ 573,870 Tenant reimbursements 11,395 11,756 22,695 22,985 Other 3,621 365 4,068 1,340 Total revenue 328,886 300,170 647,181 598,195 EXPENSES Depreciation and amortization 133,999 123,089 265,102 244,186 Interest 66,628 63,679 126,043 122,985 General and administrative 17,954 15,781 33,638 29,346 Property (including reimbursable) 16,236 16,486 32,788 35,561 Income taxes 1,208 441 2,431 1,488 Provisions for impairment 3,951 2,274 18,172 7,706 Total expenses 239,976 221,750 478,174 441,272 Gain of sales of real estate 7,787 2,839 11,005 13,371 Net income 96,697 81,259 180,012 170,294 Net income attributable to noncontrolling interests (317) (123) (469) (288) Net income attributable to the Company 96,380 81,136 179,543 170,006 Preferred stock dividends — — — (3,911) Excess of redemption value over carrying value of preferred shares subject to redemption — — — (13,373) Net income available to common stockholders $ 96,380 $ 81,136 $ 179,543 $ 152,722 Net income available to common stockholders per common share: Basic and diluted $ 0.34 $ 0.30 $ 0.63 $ 0.57 Q2 2018 Supplemental Operating & Financial Data 4

Funds From Operations (FFO) (dollars in thousands, except per share amounts) The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted FFO per share computations. We define FFO, a non-GAAP measure, consistent with the National Association of Real Estate Investment Trusts’ (NAREIT’s) definition, as net income available to common stockholders, plus depreciation and amortization of real estate assets, plus impairments of depreciable real estate assets, and reduced by gains on property sales. Presentation of the information regarding FFO and AFFO (described on page 6) is intended to assist the reader in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and AFFO in the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to reviewing our cash flows from operating, investing, and financing activities. In addition, FFO and AFFO should not be considered as measures of liquidity, of our ability to make cash distributions, or of our ability to pay interest payments. Three months ended Six months ended June 30, June 30, 2018 2017 2018 2017 Net income available to common stockholders $ 96,380 $ 81,136 $ 179,543 $ 152,722 Depreciation and amortization 133,999 123,089 265,102 244,186 Depreciation of furniture, fixtures and equipment (168) (150) (327) (307) Provisions for impairment 3,951 2,274 18,172 7,706 Gain on sales of real estate (7,787) (2,839) (11,005) (13,371) FFO adjustments allocable to noncontrolling interests (293) (238) (521) (453) FFO available to common stockholders $ 226,082 $ 203,272 $ 450,964 $ 390,483 FFO allocable to dilutive noncontrolling interests 232 282 450 438 Diluted FFO $ 226,314 $ 203,554 $ 451,414 $ 390,921 FFO per common share: Basic $ 0.79 $ 0.75 $ 1.59 $ 1.46 Diluted $ 0.79 $ 0.75 $ 1.58 $ 1.46 Distributions paid to common stockholders $ 187,488 $ 172,874 $ 373,044 $ 335,380 FFO available to common stockholders in excess of distributions paid to common stockholders $ 38,594 $ 30,398 $ 77,920 $ 55,103 Weighted average number of common shares used for FFO per share computations: Basic 284,928,969 272,588,332 284,469,689 268,024,691 Diluted 285,372,256 273,187,669 284,924,336 268,569,855 Q2 2018 Supplemental Operating & Financial Data 5

Adjusted Funds From Operations (AFFO) (dollars in thousands, except per share amounts) The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO and AFFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted AFFO per share computations. We define AFFO as FFO adjusted for unique revenue and expense items, which the company believes are not as pertinent to the measurement of the company’s ongoing operating performance. Most companies in our industry use a similar measurement to AFFO, but they may use the term "CAD" (for Cash Available for Distribution) or "FAD" (for Funds Available for Distribution). Three months ended Six months ended June 30, June 30, 2018 2017 2018 2017 Net income available to common stockholders $ 96,380 $ 81,136 $ 179,543 $ 152,722 Cumulative adjustments to calculate FFO (1) 129,702 122,136 271,421 237,761 FFO available to common stockholders 226,082 203,272 450,964 390,483 Excess of redemption value over carrying value of Class F preferred share redemption — — — 13,373 Amortization of share-based compensation 4,995 4,462 8,657 7,215 Amortization of deferred financing costs 1,014 1,317 1,858 2,804 Amortization of net mortgage premiums (354) (609) (813) (1,240) (Gain) loss on interest rate swaps (792) 470 (2,799) (859) Leasing costs and commissions (1,536) (349) (2,452) (759) Recurring capital expenditures (135) (24) (147) (365) Straight-line rent (6,267) (4,271) (11,632) (7,554) Amortization of above and below-market leases 3,907 4,049 7,771 6,481 Other adjustments 74 71 142 144 Total AFFO available to common stockholders $ 226,988 $ 208,388 $ 451,549 $ 409,723 AFFO allocable to dilutive noncontrolling interests 236 292 465 586 Diluted AFFO $ 227,224 $ 208,680 $ 452,014 $ 410,309 AFFO per common share, basic and diluted $ 0.80 $ 0.76 $ 1.59 $ 1.53 Distributions paid to common stockholders $ 187,488 $ 172,874 $ 373,044 $ 335,380 AFFO available to common stockholders in excess of distributions paid to common stockholders $ 39,500 $ 35,514 $ 78,505 $ 74,343 Weighted average number of common shares used for AFFO per share computations: Basic 284,928,969 272,588,332 284,469,689 268,024,691 Diluted 285,372,256 273,187,669 284,924,336 268,658,037 (1) See reconciling items for FFO presented under "Funds from Operations (FFO).” Q2 2018 Supplemental Operating & Financial Data 6

Consolidated Balance Sheets (dollars in thousands , except per share amounts) June 30, 2018 December 31, 2017 ASSETS (unaudited) Real estate, at cost: Land $ 4,355,454 $ 4,080,400 Buildings and improvements 11,313,624 10,936,069 Total real estate, at cost 15,669,078 15,016,469 Less accumulated depreciation and amortization (2,509,065) (2,346,644) Net real estate held for investment 13,160,013 12,669,825 Real estate held for sale, net 70,029 6,674 Net real estate 13,230,042 12,676,499 Cash and cash equivalents 30,717 6,898 Accounts receivable, net 126,126 119,533 Acquired lease intangible assets, net 1,228,580 1,194,930 Goodwill 14,902 14,970 Other assets, net 43,707 45,336 Total assets $ 14,674,074 $ 14,058,166 LIABILITIES AND EQUITY Distributions payable $ 64,399 $ 60,799 Accounts payable and accrued expenses 122,379 109,523 Acquired lease intangible liabilities, net 311,043 268,796 Other liabilities 123,582 116,869 Line of credit payable 534,000 110,000 Term loans, net 319,531 445,286 Mortgages payable, net 311,708 325,941 Notes payable, net 5,374,963 5,230,244 Total liabilities 7,161,605 6,667,458 Stockholders’ equity: Common stock and paid in capital, par value $0.01 per share, 370,100,000 shares authorized, 290,024,275 shares issued and outstanding as of June 30, 2018 and 284,213,685 shares issued and outstanding as of December 31, 2017 9,925,543 9,624,264 Distributions in excess of net income (2,449,793) (2,252,763) Total stockholders’ equity 7,475,750 7,371,501 Noncontrolling interests 36,719 19,207 Total equity 7,512,469 7,390,708 Total liabilities and equity $ 14,674,074 $ 14,058,166 Q2 2018 Supplemental Operating & Financial Data 7

Debt Summary (dollars in thousands) Principal Interest Weighted Maturity Date as of Balance as of Rate as of Average Years June 30, 2018 June 30, 2018 % of Debt June 30, 2018 until Maturity Credit Facility Credit Facility (1) June 30, 2019 $ 534,000 8.1% 2.90% 1.0 years Unsecured Term Loans Term Loan - Tau (2) January 21, 2019 70,000 1.1% 2.88% 0.6 years Term Loan - Realty Income (3) June 30, 2020 250,000 3.8% 2.62% 2.0 years (6) Principal amount 320,000 4.9% 2.68% 1.7 years Deferred financing costs (469) Carrying value 319,531 Senior Unsecured Notes and Bonds 5.750% Notes due 2021 January 15, 2021 250,000 3.8% 5.75% 3.250% Notes due 2022 October 15, 2022 950,000 14.5% 3.25% 4.650% Notes due 2023 August 1, 2023 750,000 11.4% 4.65% 3.875% Notes due 2024 July 15, 2024 350,000 5.4% 3.88% 3.875% Notes due 2025 April 15, 2025 500,000 7.6% 3.88% 4.125% Notes due 2026 October 15, 2026 650,000 9.9% 4.13% 3.000% Notes due 2027 January 15, 2027 600,000 9.1% 3.00% 3.650% Notes due 2028 January 15, 2028 550,000 8.4% 3.65% 5.875% Bonds due 2035 March 15, 2035 250,000 3.8% 5.88% 4.650% Notes due 2047 March 15, 2047 550,000 8.4% 4.65% (6) Principal amount 5,400,000 82.3% 4.04% 9.2 years Unamortized net premiums and deferred financing costs (25,037) Carrying value 5,374,963 Mortgages Payable (4) 27 mortgages on 61 properties December 2018 - June 2032 306,836 4.7% 5.09% 3.6 years Unamortized net premiums and deferred financing costs 4,872 Carrying value 311,708 (5) (6) TOTAL DEBT $ 6,560,836 3.93% 7.9 years Fixed Rate $ 5,934,634 90% Variable Rate $ 626,202 10% (1) We have a $2.0 billion unsecured acquisition credit facility with an initial term that expires in June 2019. It includes, at our election, two six-month extension options, at a cost of 0.075% of the facility commitment, or $1.5 million per option. The credit facility also has a $1.0 billion expansion option. As of June 30, 2018, approximately $1.5 billion was available on the credit facility. (2) Borrowing under the term loan bears interest at the current one month LIBOR plus 0.90%. In January 2018, we entered into a six-month extension of this loan, which included, at our option, two additional six-month extensions. In June 2018, we exercised our first six-month extension option of this loan, which now matures in January 2019. (3) Borrowing under the term loan bears interest at the current one month LIBOR plus 0.90%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.62%. (4) The mortgages payable are at fixed interest rates, except for mortgages totaling $22.2 million as of June 30, 2018. (5) Excludes non-cash unamortized net original issuance premiums recorded on the senior unsecured notes and bonds, non-cash unamortized net premiums recorded on the mortgages payable, and deferred financing costs on the term loans, notes and bonds, and mortgages payable.  (6) The totals are calculated as the weighted average interest rate as of June 30, 2018 for each respective category. Q2 2018 Supplemental Operating & Financial Data 8

Debt Maturities (dollars in millions) Debt Maturities Year of Credit Term Mortgages Senior Unsecured Weighted Average Maturity Facility Loans Payable Notes and Bonds Total Interest Rate (1) 2018 $ — $ — $ 8.5 $ — $ 8.5 4.98% 2019 534.0 70.0 20.7 — 624.7 3.69% 2020 — 250.0 82.4 — 332.4 4.05% 2021 — — 66.9 250.0 316.9 5.71% 2022 — — 109.7 950.0 1,059.7 3.43% Thereafter — — 18.6 4,200.0 4,218.6 4.12% Totals $ 534.0 $ 320.0 $ 306.8 $ 5,400.0 $ 6,560.8 (1) Weighted average interest rate for 2019 excludes the credit facility. Mortgages Payable Maturities by Quarter  Year of First Second Third Fourth Weighted Average Maturity Quarter Quarter Quarter Quarter Total Interest Rate 2018 $ — $ — $ 1.2 $ 7.3 $ 8.5 4.98% 2019 1.2 1.3 17.0 1.2 20.7 4.84% 2020 1.2 1.2 12.6 67.4 82.4 4.99% 2021 18.2 17.7 30.6 0.4 66.9 5.56% 2022 0.4 10.0 61.6 37.7 109.7 4.98% Thereafter — — — — 18.6 5.12% Totals $ 21.0 $ 30.2 $ 123.0 $ 114.0 $ 306.8 Q2 2018 Supplemental Operating & Financial Data 9

Capitalization & Financial Ratios (dollars in thousands, except per share amounts) Capitalization as of June 30, 2018 Capital Structure as of June 30, 2018 Principal Debt Balance Credit Facility $ 534,000 Unsecured Term Loans 320,000 Senior Unsecured Notes and Bonds 5,400,000 Mortgages Payable 306,836 Total Debt $ 6,560,836 Shares / Equity Units Stock Price Market Value Common Stock (NYSE: O) 290,024,275 $ 53.79 $ 15,600,406 Common Units (1) 719,001 $ 53.79 $ 38,675 Total Equity $ 15,639,081 Total Market Capitalization (2) $ 22,199,917   Debt/Total Market Capitalization (2) 29.6% (1) Common units are exchangeable into cash or common stock at our option at a conversion ratio of 1:1, subject to certain exceptions. (2) Our enterprise value was $22,169,200 (total market capitalization less cash on hand). The percentage for debt to enterprise value is materially consistent with that presented for total market capitalization. Liquidity as of June 30, 2018 Cash on Hand $ 30,717 Dividend Data Availability under Credit Facility 1,466,000 $ 1,496,717 Year-over-Year YTD 2018 YTD 2017 Growth Rate Common Dividend Paid per Share $ 1.309 $ 1.257 4.1% AFFO per Share (diluted) $ 1.59 $ 1.53 3.9% AFFO Payout Ratio 82.3% 82.2% Q2 2018 Supplemental Operating & Financial Data 10

Adjusted EBITDAre & Coverage Ratios (dollars in thousands) Reconciliation of Net Income to Adjusted EBITDAre (1) Three months ended Debt Service & Fixed Charge Coverage (3) June 30, 2018 Net income $ 96,697 Interest 66,628 Income taxes 1,208 Depreciation and amortization 133,999 Impairment loss 3,951 Gain on sales of real estate (7,787) Quarterly Adjusted EBITDAre $ 294,696 Annualized Adjusted EBITDAre $ 1,178,784 Debt/Adjusted EBITDAre (2) 5.5 (1) The National Association of Real Estate Investment Trust (NAREIT) came to the conclusion that a NAREIT-defined EBITDA metric for real estate companies (i.e., EBITDA for real estate, or EBITDAre) would provide investors with a consistent measure to help make investment decisions among REITs. Although this update has not changed our calculation, we have re-labeled our Adjusted EBITDA to “Adjusted EBITDAre” in order to be consistent with the NAREIT definition. Adjusted EBITDAre, a non-GAAP financial measure, means, for the most recent quarter, earnings (net income) before (i) interest expense, including non-cash loss (gain) on swaps, (ii) income and franchise taxes, (iii) real estate depreciation and amortization, (iv) impairment losses, and (v) gain on sales of real estate. Our Adjusted EBITDAre is consistent with the National Association of Real Estate Investment Trusts’ definition, but may not be comparable to Adjusted EBITDAre reported by other companies that interpret the definitions of Adjusted EBITDAre differently than we do. Management believes Adjusted EBITDAre to be a meaningful measure of a REIT’s performance because it is widely followed by industry analysts, lenders and investors. Management also believes the use of an annualized quarterly Adjusted EBITDAre metric is meaningful because it represents the company’s current earnings run rate for the period presented. The ratio of our total debt to our annualized quarterly Adjusted EBITDAre is also used to determine vesting of performance share awards granted to our executive officers. Adjusted EBITDAre should be considered along with, but not as an alternative to net income as a measure of our operating performance. Our ratio of debt to Adjusted EBITDAre, which is used by management as a measure of leverage, is calculated by annualizing quarterly Adjusted EBITDAre and then dividing by our total debt per the consolidated balance sheet. (2) Our ratio of debt to adjusted EBITDAre, which is used by management as a measure of leverage, is calculated by annualizing quarterly adjusted EBITDAre and then dividing by our total debt per the consolidated balance sheet. (3) Fixed charge coverage is calculated in exactly the same manner as the debt service coverage, except that preferred stock dividends are also added to the denominator. Since we redeemed our Class F preferred stock in April 2017, our fixed charge coverage is equivalent to our debt service coverage. Refer to footnote 1 on page 12 for a detailed description of the calculation of debt service and fixed charge coverage. Q2 2018 Supplemental Operating & Financial Data 11

Debt Covenants As of June 30, 2018 The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior unsecured notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt ≤ 60% of adjusted undepreciated assets 41.4% Limitation on incurrence of secured debt ≤ 40% of adjusted undepreciated assets 2.0% Debt service and fixed charge coverage (trailing 12 months) (1) ≥ 1.5x 4.6x Maintenance of total unencumbered assets ≥ 150% of unsecured debt 244.0% (1) Our debt service coverage ratio is calculated on a pro forma basis for the preceding four-quarter period on the assumptions that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four quarters had in each case occurred on July 1, 2017, and subject to certain additional adjustments.  Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of July 1, 2017, nor does it purport to reflect our debt service coverage ratio for any future period. Our fixed charge coverage is calculated in exactly the same manner as our debt service coverage, except that preferred stock dividends are also added to the denominator; since we redeemed our Class F preferred dividends in April 2017, our fixed charge coverage ratio is equivalent to our debt service coverage. Q2 2018 Supplemental Operating & Financial Data 12

Investment Summary (dollars in thousands) Cash Weighted Number of Leasable Capitalization Average Lease First Quarter 2018 Properties Investment Cash Rents Square Feet Rate (1) Term (Years) New Property Acquisitions 168 $ 506,040 $ 31,268 851,528 6.2% 14.0 Properties under Development (2) 6 3,767 254 102,728 6.7% 12.7 Total Real Estate Investments 174 $ 509,807 $ 31,522 954,256 6.2% 14.0 Approximately 85% of the annualized revenue generated by these investments is from investment grade tenants (3) Cash Weighted Number of Leasable Capitalization Average Lease Second Quarter 2018 Properties Investment Cash Rents Square Feet Rate (1) Term (Years) New Property Acquisitions 180 $ 286,473 $ 18,491 989,707 6.5% 14.2 Properties under Development (2) 10 60,551 4,028 894,339 6.7% 10.7 Total Real Estate Investments 190 $ 347,024 $ 22,519 1,884,046 6.5% 13.6 Approximately 52% of the annualized revenue generated by these investments is from investment grade tenants (3) Cash Weighted Number of Leasable Capitalization Average Lease Year-to-Date 2018 Properties Investment Cash Rents Square Feet Rate (1) Term (Years) New Property Acquisitions 348 $ 792,513 $ 49,759 1,841,235 6.3% 14.1 Properties under Development (2) 10 64,318 4,282 997,067 6.7% 10.8 Total Real Estate Investments 358 $ 856,831 $ 54,041 2,838,302 6.3% 13.8 Approximately 71% of the annualized revenue generated by these investments is from investment grade tenants (3) (1) Cash capitalization rates are computed as contractual cash net operating income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by Realty Income). (2) Includes investments during the period in new development and development of existing properties. Cash rents noted reflect total cash rents to be received on this investment amount upon completion of the properties under development. (3) Refer to footnote 2 on page 16 for our definition of investment grade tenants. Q2 2018 Supplemental Operating & Financial Data 13

Disposition Summary (dollars in thousands) Cash Capitalization First Quarter 2018 Number of Properties Original Investment Net Book Value Net Proceeds Rate (1) Occupied 3 $ 6,635 $ 5,651 $ 8,448 6.6% Vacant 11 $ 15,405 $ 4,875 $ 5,331 — Total Real Estate Dispositions 14 $ 22,040 $ 10,526 $ 13,779 The unlevered internal rate of return on properties sold during the first quarter was 7.3% Cash Capitalization Second Quarter 2018 Number of Properties Original Investment Net Book Value Net Proceeds Rate (1) Occupied 10 $ 16,576 $ 14,305 $ 19,522 7.1% Vacant 16 $ 26,936 $ 11,379 $ 14,225 — Total Real Estate Dispositions 26 $ 43,512 $ 25,684 $ 33,747 The unlevered internal rate of return on properties sold during the second quarter was 8.3% Cash Capitalization Year-to-Date 2018 Number of Properties Original Investment Net Book Value Net Proceeds Rate (1) Occupied 13 $ 23,211 $ 19,956 $ 27,970 7.0% Vacant 27 $ 42,341 $ 16,254 $ 19,556 — Total Real Estate Dispositions 40 $ 65,552 $ 36,210 $ 47,526 The unlevered internal rate of return on properties sold during the first six months was 8.0% (1) Cash capitalization rates are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses borne by Realty Income). Q2 2018 Supplemental Operating & Financial Data 14

Development Pipeline (dollars in thousands) Investment Retail Number of Properties to Date Remaining Investment Total Commitment Percent Leased (2) New development (1) 2 $ 7,120 $ 10,582 $ 17,702 100% Development of existing properties 1 $ 1,056 $ 1,088 $ 2,144 100% 3 $ 8,176 $ 11,670 $ 19,846 Investment Non-Retail Number of Properties to Date Remaining Investment Total Commitment Percent Leased (2) New development (1) — $ — $ — $ — — Development of existing properties 1 $ 2,229 $ 2,618 $ 4,847 100% 1 $ 2,229 $ 2,618 $ 4,847 Investment Total Number of Properties to Date Remaining Investment Total Commitment Percent Leased (2) New development (1) 2 $ 7,120 $ 10,582 $ 17,702 100% Development of existing properties 2 $ 3,285 $ 3,706 $ 6,991 100% 4 $ 10,405 $ 14,288 $ 24,693 (1) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (2) Estimated rental revenue commencement dates on properties under development are between July 2018 and December 2018. Q2 2018 Supplemental Operating & Financial Data 15

Tenant Diversification Top 20 Tenants Investment Grade Tenants(2): Our 20 largest tenants based on percentage of total portfolio annualized rental revenue at June 30, 2018 include the following: Number of Leases 2,932 Percentage of Annualized Rents 51% Weighted Average Annual Growth Rate on 1.0% Investment Grade (3) Number of Ratings Leases Tenant Leases % of Revenue (Moody’s/S&P/Fitch) Walgreens 220 6.6% Baa2/ BBB/ BBB FedEx 42 4.9% Baa2/ BBB/ - Dollar General 544 3.8% Baa2/ BBB/ - LA Fitness 54 3.8% - 7-Eleven 254 3.8% Baa1/ AA-/ - Dollar Tree / Family Dollar 468 3.5% Baa3/ BBB-/ - AMC Theatres 32 3.4% - Walmart / Sam’s Club 51 2.9% Aa2/ AA/ AA Circle K (Couche-Tard) 298 2.4% Baa2/ BBB/ - BJ’s Wholesale Clubs 15 2.1% - Treasury Wine Estates 17 2.0% - Life Time Fitness 11 1.9% - CVS Pharmacy 82 1.9% Baa1/ BBB/ - Regal Cinemas 25 1.9% - GPM Investments / Fas Mart 213 1.7% - Super America (Andeavor) 133 1.7% Baa3/ BBB-/ BBB- TBC Corporation (Sumitomo) 159 1.5% Baa1/ A-/ - Kroger 17 1.4% Baa1/ BBB/ BBB Rite Aid 51 1.3% - Home Depot 15 1.2% A2/ A/ A (2) We define investment grade tenants as tenants with a credit rating of Weighted Average EBITDAR/Rent Ratio on Retail Properties 2.9x (1) Baa3/BBB- or higher from one of the three major rating agencies (Moody’s/S&P/Fitch). 51% of our annualized rental revenue is Median EBITDAR/Rent Ratio on Retail Properties 2.8x (1) generated from properties leased to investment grade tenants, including approximately 9% from properties leased to subsidiaries of investment grade companies. Refer to page 19 for investment grade (1) Based on the analysis of the most recently provided information from all retail tenants that provide such information. We do not independently verify the information we receive from our retail tenants. composition by property type. (3) Excludes leases with percentage rent. For leases with increases that are based on the growth of the consumer price index ("CPI"), we assume CPI grows at 1.5% annually. Q2 2018 Supplemental Operating & Financial Data 16

Industry Diversification  Percentage of Rental Revenue For the Quarter Ended For the Year Ended June 30, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2018 2017 2016 2015 2014 2013 Aerospace 0.9% 0.9% 1.0% 1.1% 1.2% 1.2% Apparel stores 1.3 1.6 1.9 2.0 2.0 1.9 Automotive collision services 0.9 1.0 1.0 1.0 0.8 0.8 Automotive parts 1.8 1.3 1.3 1.4 1.3 1.2 Automotive service 2.2 2.2 1.9 1.9 1.8 2.1 Automotive tire services 2.5 2.6 2.7 2.9 3.2 3.6 Beverages 2.5 2.7 2.6 2.7 2.8 3.3 Book stores * * * * * * Child care 1.7 1.8 1.9 2.0 2.2 2.8 Consumer appliances 0.5 0.5 0.5 0.6 0.5 0.6 Consumer electronics 0.3 0.3 0.3 0.3 0.3 0.3 Consumer goods 0.7 0.8 0.9 0.9 0.9 1.0 Convenience stores 10.8 9.6 8.7 9.2 10.1 11.2 Crafts and novelties 0.7 0.6 0.6 0.6 0.6 0.6 Diversified industrial 0.8 0.9 0.9 0.8 0.5 0.2 Dollar stores 7.4 7.9 8.6 8.9 9.6 6.2 Drug stores 10.3 10.9 11.2 10.6 9.5 8.1 Education 0.3 0.3 0.3 0.3 0.4 0.4 Electric utilities 0.1 0.1 0.1 0.1 0.1 * Entertainment 0.4 0.4 0.5 0.5 0.5 0.6 Equipment services 0.4 0.4 0.6 0.5 0.6 0.5 Financial services 2.2 2.4 1.8 1.7 1.8 2.0 Food processing 0.5 0.6 1.1 1.2 1.4 1.5 General merchandise 2.2 2.0 1.8 1.7 1.5 1.1 Government services 0.9 1.0 1.1 1.2 1.3 1.4 Grocery stores 5.0 4.4 3.1 3.0 3.0 2.9 Health and beauty 0.2 * * * * * Health and fitness 7.5 7.5 8.1 7.7 7.0 6.3 Health care 1.6 1.4 1.5 1.7 1.8 1.9 Home furnishings 0.8 0.9 0.8 0.9 0.9 1.1 Home improvement 3.0 2.6 2.5 2.4 1.7 1.6 Insurance 0.1 0.1 0.1 0.1 0.1 0.1 Jewelry 0.1 0.1 0.1 0.1 0.1 0.1 Machinery 0.1 0.1 0.1 0.1 0.2 0.2 Motor vehicle dealerships 1.8 2.1 1.9 1.6 1.6 1.6 Office supplies 0.2 0.2 0.3 0.3 0.4 0.5 Other manufacturing 0.7 0.8 0.8 0.7 0.7 0.6 Packaging 1.1 1.0 0.8 0.8 0.8 0.9 Paper 0.1 0.1 0.1 0.1 0.1 0.2 Pet supplies and services 0.5 0.6 0.6 0.7 0.7 0.8 Restaurants - casual dining 3.5 3.8 3.9 3.8 4.3 5.1 Restaurants - quick service 5.5 5.1 4.9 4.2 3.7 4.4 Shoe stores 0.5 0.6 0.7 0.7 0.9 1.0 Sporting goods 1.1 1.4 1.6 1.8 1.6 1.7 Telecommunications 0.6 0.6 0.6 0.7 0.7 0.7 Theaters 5.6 5.0 4.9 5.1 5.3 6.2 Transportation services 5.0 5.4 5.5 5.4 5.2 5.4 Wholesale clubs 3.0 3.3 3.6 3.8 4.1 3.9 Other 0.1 0.1 0.2 0.2 0.2 0.2 Totals 100% 100% 100% 100% 100% 100% * Less than 0.1% Q2 2018 Supplemental Operating & Financial Data 17

Geographic Diversification (dollars in thousands) Approximate Rental Revenue for Percentage of Number of Percent Leasable the Quarter Ended Rental State Properties Leased Square Feet June 30, 2018 (1) Revenue Alabama 167 98% 1,585,200 $ 6,019 1.9% Alaska 3 100 422,000 604 0.2 Arizona 115 100 1,801,100 6,792 2.2 Arkansas 74 100 887,700 2,213 0.7 California 186 99 6,079,900 28,253 9.0 Colorado 83 99 1,459,000 5,116 1.6 Connecticut 22 91 521,100 2,020 0.6 Delaware 18 100 93,000 736 0.2 Florida 381 99 4,140,000 17,558 5.6 Georgia 266 98 4,288,200 13,372 4.3 Idaho 12 100 87,000 391 0.1 Illinois 260 99 5,798,000 19,360 6.2 Indiana 189 98 2,260,900 8,674 2.8 Iowa 39 95 2,951,600 4,265 1.4 Kansas 99 97 1,894,000 4,916 1.6 Kentucky 72 99 1,665,600 4,413 1.4 Louisiana 108 98 1,559,500 5,042 1.6 Maine 19 100 207,900 1,167 0.4 Maryland 37 97 1,017,500 4,866 1.5 Massachusetts 77 96 725,100 3,562 1.1 Michigan 163 99 1,788,700 6,542 2.1 Minnesota 163 99 2,052,600 10,022 3.2 Mississippi 139 97 1,613,800 4,714 1.5 Missouri 156 97 2,721,000 8,472 2.7 Montana 11 100 87,000 461 0.1 Nebraska 42 100 775,100 1,930 0.6 Nevada 23 100 1,191,100 2,118 0.7 New Hampshire 19 100 315,800 1,574 0.5 New Jersey 73 100 995,800 5,798 1.8 New Mexico 34 100 366,400 1,077 0.3 New York 114 100 2,798,300 15,284 4.9 North Carolina 182 99 2,778,100 8,869 2.8 North Dakota 6 100 117,700 211 0.1 Ohio 291 99 6,876,100 15,933 5.1 Oklahoma 136 100 1,668,700 4,702 1.5 Oregon 28 100 593,300 2,285 0.7 Pennsylvania 186 98 2,138,300 8,970 2.9 Rhode Island 4 100 161,600 841 0.3 South Carolina 164 99 1,653,200 7,097 2.3 South Dakota 15 100 195,200 471 0.1 Tennessee 250 98 3,590,600 10,640 3.4 Texas 638 99 10,255,200 32,900 10.5 Utah 21 100 927,700 2,169 0.7 Vermont 5 100 98,000 489 0.2 Virginia 198 97 3,148,600 9,305 3.0 Washington 44 98 737,400 2,839 0.9 West Virginia 18 100 395,600 1,293 0.4 Wisconsin 123 100 2,437,000 6,924 2.2 Wyoming 6 100 54,700 286 0.1 Puerto Rico 4 100 28,300 149 * Totals\Average 5,483 99% 92,005,200 $ 313,704 100% * Less than 0.1% (1) Includes rental revenue for all properties owned at June 30, 2018. Excludes rental revenue of $166 from sold properties. Q2 2018 Supplemental Operating & Financial Data 18

Property Type Composition (dollars in thousands) Percentage of Rental Percentage of Rental Revenue for Revenue for the Annualized Revenue Approximate Leasable the Quarter Ended Quarter Ended from Investment Property Type Number of Properties Square Feet June 30, 2018 (1) June 30, 2018 Grade Tenants (2) Retail 5,309 62,021,900 $ 253,768 80.9% 45.9% Industrial 117 26,694,100 39,755 12.7 79.9 Office 42 3,104,700 13,603 4.3 85.1 Agriculture 15 184,500 6,578 2.1 — Totals 5,483 92,005,200 $ 313,704 100% (1) Includes rental revenue for all properties owned at June 30, 2018. Excludes rental revenue of $166 from sold properties. (2) Refer to footnote 2 on page 16 for our definition of investment grade tenants. Q2 2018 Supplemental Operating & Financial Data 19

Same Store Rental Revenue (dollars in thousands) Second Quarter 2018 Same Store Rental Revenue Top 3 Industries Contributing to the Change Number of Properties 4,731 Quarter ended Quarter ended Net % Change Square Footage 79,076,021 Industry June 30, 2018 June 30, 2017 Change by Industry Q2 2018 $ 272,593 Health and Fitness $ 20,991 $ 20,651 $ 340 1.6% Q2 2017 $ 270,000 Grocery Stores 10,017 9,786 231 2.4% Increase (in dollars) $ 2,593 Convenience Stores 27,952 27,722 230 0.8% Increase (percent) 1.0% Year-to-Date 2018 Same Store Rental Revenue Top 3 Industries Contributing to the Change Number of Properties 4,731 Six months ended Six months ended Net % Change Square Footage 79,076,021 Industry June 30, 2018 June 30, 2017 Change by Industry YTD Q2 2018 $ 548,705 Health and Fitness $ 41,887 $ 41,252 $ 635 1.5% YTD Q2 2017 $ 543,678 Motor Vehicle Dealerships 12,723 12,257 466 3.8% Increase (in dollars) $ 5,027 Grocery Stores 20,007 19,583 424 2.2% Increase (percent) 0.9% Same Store Pool Defined For purposes of determining the properties used to calculate our same store rental revenue pool, we include all properties that we owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced. Rental revenue amounts presented in our same store rent calculation exclude straight-line rent and the amortization of above and below-market leases. Q2 2018 Supplemental Operating & Financial Data 20

Same Store Rental Revenue (dollars in thousands) Same Store Rental Revenue by Property Type Second Quarter 2018 Quarter ended Quarter ended Net % Change by Property Type June 30, 2018 June 30, 2017 Change Property Type Retail $ 218,786 $ 216,721 $ 2,065 1.0% Industrial 35,873 35,621 252 0.7% Office 4,576 4,339 237 5.5% Agriculture 13,358 13,319 39 0.3% Total $ 272,593 $ 270,000 $ 2,593 1.0% Year-to-Date 2018 Six months ended Six months ended Net % Change by Property Type June 30, 2018 June 30, 2017 Change Property Type Retail $ 440,164 $ 435,798 $ 4,366 1.0% Industrial 71,756 71,556 200 0.3% Office 26,709 26,542 167 0.6% Agriculture 10,076 9,782 294 3.0% Total $ 548,705 $ 543,678 $ 5,027 0.9% Q2 2018 Supplemental Operating & Financial Data 21

Occupancy By Property Change in Occupancy Occupied Properties 5,414 Vacant Properties at 3/31/18 75 Total Properties 5,483 Occupancy 98.7% Expiration Activity (1) + 57 Leasing Activity (2) - 47 By Square Footage Vacant Property Sales Activity (3) - 16 Occupied Square Footage 90,884,760 Total Square Footage 92,005,191 Vacant Properties at 6/30/18 69 Occupancy 98.8% (1) Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the current quarter. By Rental Revenue (Economic Occupancy) (2) Includes 46 expirations that were re-leased to the same tenants without Quarterly Rental Revenue $ 308,888,902 vacancy and one that was re-leased to a new tenant after a period of vacancy. See page 23 for additional detail on re-leasing activity. Quarterly Vacant Rental Revenue(1) $ 3,425,576 (3) Includes 11 properties that were vacant at the beginning of the quarter. Occupancy 98.9% (1) Based on contractual monthly rents received immediately preceding the date of vacancy. Occupancy by Number of Properties Q2 2018 Supplemental Operating & Financial Data 22

Leasing Activity (dollars in thousands) Re-leased to New Tenant Allocation Based on Number of Leases Re-leased to Without After a Period Re-leasing Q2 2018 Same Tenant Vacancy of Vacancy Totals Prior Cash Rents $ 15,565 $ — $ 96 $ 15,661 New Cash Rents* $ 16,767 $ — $ 87 $ 16,854 Recapture Rate 107.7% — 90.2% 107.6% Number of Leases 46 — 1 47 Average Months Vacant — — 66.6 1.4 Lease Incentives(1) $ — $ — $ — $ — *Percentage of Total Annualized Portfolio Rental Revenue: 1.3% Re-leased to New Tenant Re-leased to Without After a Period Re-leasing Year-to-Date Same Tenant Vacancy of Vacancy Totals Prior Cash Rents $ 22,613 $ 160 $ 3,247 $ 26,020 New Cash Rents* $ 23,832 $ 187 $ 3,232 $ 27,251 Recapture Rate 105.4% 116.6% 99.5% 104.7% Number of Leases 92 3 7 102 Average Months Vacant — — 18.9 1.3 Lease Incentives(1) $ — $ — $ — $ — *Percentage of Total Annualized Portfolio Rental Revenue: 2.2% (1) Lease incentives are defined as capital outlays made on behalf of a tenant which are specific to the tenant’s use and benefit, and are not capitalized as improvements to the property. Q2 2018 Supplemental Operating & Financial Data 23

Lease Expirations (dollars in thousands)  Our leases have a weighted average remaining lease term of approximately 9.3 years. Total Portfolio (1) Approx. % of Expiring Leases Leasable Rental Rental Year Retail Non-Retail Sq. Feet Revenue Revenue 2018 118 6 704,300 $ 3,148 1.0% 2019 269 9 3,548,200 13,053 4.2 2020 221 14 4,268,600 13,029 4.2 2021 343 14 5,535,800 15,949 5.1 2022 402 21 9,921,900 21,357 6.8 2023 529 23 9,771,800 28,018 8.9 2024 230 12 4,639,100 13,392 4.3 2025 337 13 5,139,700 20,111 6.4 2026 313 3 4,638,300 15,807 5.0 2027 545 5 6,254,400 22,000 7.0 2028 330 13 8,795,500 21,148 6.8 2029 407 7 7,452,300 21,749 6.9 2030 102 14 2,906,100 16,035 5.1 2031 295 25 5,863,100 27,195 8.7 2032 84 4 3,072,600 11,878 3.8 2033 - 2043 777 3 8,296,300 49,604 15.8 Totals 5,302 186 90,808,000 $ 313,473 100.0% (1) This table sets forth the timing of remaining lease term expirations in our portfolio and their contribution to rental revenue for the quarter ended June 30, 2018. The lease expirations for leases under construction are based on the estimated date of completion of those projects. Excludes revenue of $231 from 90 expired leases, and $166 from sold properties at June 30, 2018. Leases on our multi-tenant properties are counted separately in the table above. Q2 2018 Supplemental Operating & Financial Data 24

Earnings Guidance We estimate FFO per share for 2018 of $3.13 to $3.20.  We estimate AFFO per share for 2018 of $3.16 to $3.21, an increase of 3% to 5% over 2017 AFFO per share of $3.06. Summarized below are approximate estimates of the key components of the company’s 2018 earnings guidance: 2018 Guidance Net income per share $1.14 to $1.21 Real estate depreciation and impairments per share $2.06 Gains on sales of properties per share ($0.07) FFO per share $3.13 to $3.20 AFFO per share $3.16 to $3.21 Same store rent growth 1.0% Occupancy 98% G&A expenses (% of revenues) (1) 5.0% Property expenses (non-reimbursable) (% of revenues) (1) 1.5% to 2.0% Acquisition volume $1.75 billion Disposition volume $200 million (1) Excludes tenant reimbursement revenue. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, tenant financial health, the availability of capital to finance planned growth, continued volatility and uncertainty in the credit markets and broader financial markets, property acquisitions and the timing of these acquisitions, charges for property impairments, and the outcome of any legal proceedings to which the company is a party, as described in the company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this Supplemental Operating & Financial Data. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made. Q2 2018 Supplemental Operating & Financial Data 25

Analyst Coverage Equity Research Baird RJ Milligan rjmilligan@rwbaird.com (813) 273-8252 William Harman wharman@rwbaird.com (414) 298-2337 Bank of America Merrill Lynch Joshua Dennerlein joshua.dennerlein@baml.com (646) 855-1681 BTIG Michael Gorman mgorman@btig.com (212) 738-6138 James Sullivan jsullivan@btig.com (212) 738-6139 Capital One Chris Lucas christopher.lucas@capitalone.com (571) 633-8151 Citigroup Michael Bilerman michael.bilerman@citi.com (212) 816-1383 Nicholas Joseph nicholas.joseph@citi.com (212) 816-1909 D.A. Davidson Barry Oxford boxford@dadco.com (212) 240-9871 Edward Jones Matt Kopsky matt.kopsky@edwardjones.com (314) 515-5319 Goldman Sachs Andrew Rosivach andrew.rosivach@gs.com (212) 902-2796 Caitlin Burrows caitlin.burrows@gs.com (212) 902-4736 Green Street Spenser Allaway sallaway@greenstreetadvisors.com (949) 640-8780 Janney Montgomery Scott Robert Stevenson robstevenson@janney.com (646) 840-3217 Venkat Kommineni vkommineni@janney.com (646) 840-3219 Hersh Shintre hshintre@janney.com (646) 840-3201 J.P. Morgan Anthony Paolone anthony.paolone@jpmorgan.com (212) 622-6682 Nikita Bely nikita.bely@jpmorgan.com (212) 622-0695 Ladenburg Thalmann John Massocca jmassocca@ladenburg.com (212) 409-2543 Mitsubishi UFG Securities (USA), Inc. Karin Ford karin.ford@mufgsecurities.com (212) 405-7249 Ryan Cybart ryan.cybart@mufgsecurities.com (212) 405-6591 Mizuho Securities USA, Inc. Haendel St. Juste haendel.st.juste@us.mizuho-sc.com (212) 205-7860 Jieren Huang jieren.huang@us.mizuho-sc.com (212) 205-7862 Morgan Stanley Vikram Malhotra vikram.malhotra@morganstanley.com (212) 761-7064 Kevin Egan kevin.egan@morganstanley.com (212) 761-5028 Raymond James Collin Mings collin.mings@raymondjames.com (727) 567-2585 Paul Puryear paul.puryear@raymondjames.com (727) 567-2253 Marnie Georges marnie.georges@raymondjames.com (727) 567-2638 RBC Capital Markets Wes Golladay wes.golladay@rbccm.com (440) 715-2650 Stifel Simon Yarmak yarmaks@stifel.com (443) 224-1345 Alexander Fraser frasera@stifel.com (443) 224-1264 Wells Fargo Todd Stender todd.stender@wellsfargo.com (562) 637-1371 Philip DeFelice philip.defelice@wellsfargo.com (443) 263-6442 Jason Belcher jason.belcher@wellsfargo.com (443) 462-7354 Realty Income Corporation is covered by the analysts at the firms listed above. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income Corporation or its management. Realty Income Corporation does not by its reference above or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts. Q2 2018 Supplemental Operating & Financial Data 26